UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

(Date of Report: April 4, 2005 (Date of Earliest Event Reported: April 4, 2005))

POLYMER GROUP, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	1-14330	57-1003983
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4055 Faber Place Drive, Suite 201, North Charleston, South Carolina, 29405

(Address of Principal Executive Offices, including Zip Code)

(843) 329-5151

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events

On April 4, 2005, Polymer Group, Inc. (“PGI”) issued a press release announcing that it will strengthen its presence in China with the construction of a new spunmelt manufacturing plant in Suzhou and the addition of advanced chemical bonding technology at its facility in Nanhai.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.               Financial Statements and Exhibits

(c)           Exhibits

Exhibit No.	Description of Exhibit

99.1	Press Release dated April 4, 2005 announcing China expansions.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLYMER GROUP, INC.

Date: April 4, 2005	/s/ Willis C. Moore III
Willis C. Moore III
Chief Financial Officer